Exhibit 10.3 (d)

AMENDMENT NO. 4 TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
This AMENDMENT NO. 4 TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of September 11, 2017 (this “Amendment”), is made and entered into by and between Plexus Corp., a Wisconsin corporation (the “Seller Representative”), Plexus Intl. Sales & Logistics, LLC, a Delaware limited liability company (“PISL”), Plexus Manufacturing Sdn. Bhd. (“PM”), Plexus Services Ro SRL (“Plexus Romania”), Plexus Corp. (UK) Limited (“Plexus UK”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Purchaser”).

WITNESSETH:
WHEREAS, the Seller Representative, PISL, PM, Plexus Romania, Plexus UK and the Purchaser are parties to that certain Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of December 14, 2016 (as amended, modified or restated from time to time prior to the date hereof, the “Existing Agreement” and as amended by this Amendment, the “MARPA”);
WHEREAS, the Sellers have requested that the Existing Agreement be amended as set forth below and the Purchaser has agreed to such request.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Agreement.
SECTION 2. Amendment. Effective as of the Effective Date (as defined in Section 3 hereof), the Existing Agreement is hereby amended as follows:
(a)    A new definition of “MUFG Collection Account” shall be added to Section 1.1 of the Existing Agreement which shall read as follows:
“MUFG Collection Account” means the account specified on Annex A to Amendment No. 4 to the Amended and Restated Master Accounts Receivable Purchase Agreement dated as of September 11, 2017.

(b)    Section 2.3 of the Existing Agreement shall be amended and shall read as follows:
Each Seller hereby appoints Plexus as its agent, attorney-in-fact and representative (in such capacity, the “Seller Representative”), and Plexus accepts such appointment, for the purpose of (i) making any purchase requests or other requests required under this Agreement, including, without limitation, the submission or delivery of any Purchase Requests to the Purchaser, except with respect to Purchase Request delivered by Plexus Romania, that will be submitted directly by Plexus Romania, (ii) the receipt of any notice of required repurchase pursuant to Section 11.2, except with respect to any notice of required repurchase of any Purchased Receivables of Plexus Romania, which will shall be sent to Plexus Romania, (iii) the giving and receipt of any other notices to, or demand of, any Seller under this Agreement, (iv) the delivery of all documents, reports, financial statements, and written materials required to be delivered by any Seller under this

Agreement, (v) the receipt of all payments owing to the Seller hereunder, together with the subsequent allocation of such payment proceeds between the Sellers, except in respect of payments owing to Plexus Romania hereunder, which will be paid by the Purchaser directly to Plexus Romania, (vi) taking any and all other actions required to be undertaken hereunder by the Seller Representative, and (vii) all other purposes incidental to any of the foregoing, except for, in respect of Plexus Romania, purposes incidental to Purchase Requests delivered by Plexus Romania and payments owned to Plexus Romania under this Agreement.

(c)    Section 4.1 of the Existing Agreement shall be amended by adding the following wording at the end thereof:
The foregoing provisions of this Section 4.1 and any other provision in the MARPA with respect to the security interest and right of set-off with respect of the Purchased Receivables shall not apply to Plexus Romania.

(d)    Section 5.2 of the Existing Agreement shall be amended by adding the following wording at the end thereof:
“Notwithstanding the foregoing, the following terms shall apply to the Approved Obligors of Plexus Romania:
(A)    The Approved Obligors of Plexus Romania shall be instructed to pay all amounts owing to Plexus Romania under the Purchased Receivables directly to the MUFG Collection Account.
(B)    The obligations set out in clauses (i) through (iv) of the first sentence of this Section 5.2 shall apply to Plexus Romania, provided, the references therein to “Seller Account” shall, with respect to Plexus Romania, be deemed to be references to the “MUFG Collection Account”.
(C)    The Purchaser shall provide to Plexus Romania on each Business Day an account statement (the “PR Account Statement”) with respect to activity in the MUFG Collection Account during the preceding Business Day.
(D)    On each PR Settlement Date (as defined below), Plexus Romania shall deliver to the Purchaser a servicing report (the “PR Servicing Report”) setting forth in reasonable detail information with respect to all Collections received in the MUFG Collection Account during the applicable PR Settlement Period, including identifying any Collections with respect to Receivables that are not Purchased Receivables.
(E)    As used herein, (i) “PR Settlement Date” means the Tuesday and Friday of each week, and (ii) “PR Settlement Period” means (x) with respect to a PR Settlement Date that is a Tuesday, the period of time constituting the immediately preceding Thursday and Friday before such date, and (y) with respect to a PR Settlement Date that is a Friday, the period of time constituting the immediately preceding Monday, Tuesday and Wednesday before such date.

(F)    Within three Business Days after receipt of the necessary internal approvals to do so, the Purchaser shall transfer to the applicable account of Plexus Romania based on the currency of such Collections as set forth on Annex A all amounts in the MUFG Collection Account that are identified on such PR Servicing Report as being Collections with respect to Receivables that are not Purchased Receivables.
(G)    Any reference in the foregoing clauses (C) through (F), inclusive, to a date that does not occur on a Business Day shall be deemed to be a reference to the next succeeding Business Day.
There shall be no “Seller Account” with respect to Plexus Romania and any provision in this Agreement with respect to the Seller Account, Account Control Agreement and Seller Account Collateral shall not apply to Plexus Romania.”

(e)    Section 9.1(c) and 9.2(b) of the Existing Agreement shall be amended by adding the following wording at the end thereof:
The representations and warranties stipulated herein are true in respect of Plexus Romania upon the fulfillment of the conditions in Section 8.6.

(f)    Schedule A to the Existing Agreement shall be amended and shall read as attached as Annex B to Amendment No. 4 to the Amended and Restated Master Accounts Receivable Purchase Agreement dated as of September 11, 2017.
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date on which the Purchaser shall have received, in form and substance satisfactory to it (the “Effective Date”) this Amendment, duly executed by the Seller Representative, PISL and PM, Plexus Romania and Plexus UK.
SECTION 4. Representations and Warranties. To induce the Purchaser to enter into this Amendment, each of the Seller Representative, PISL, PM, Plexus Romania and Plexus UK hereby represents and warrants to the Purchaser that as of the date hereof:
(a)    Representations and Warranties. As of the date hereof, the representations and warranties made by the Sellers in the Existing Agreement are true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).
(b)    Reaffirmation. Each Seller, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the MARPA continues to be in full force and effect (except to the extent expressly amended hereby) and (ii) affirms and confirms its obligations under each of the Purchase Documents to which it is a party.
SECTION 5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or electronic transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
SECTION 6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7. Explicit Acceptance. Plexus Romania hereby represents that:
(a)    it has reviewed and understood the provisions of this Amendment and it agrees with the terms thereof;
(b)    has independently decided to enter into the Amendment on the basis of its own assessment or, where it has considered necessary, based on the legal, financial or technical expertise of external independent consultants selected by it;
(c)    it is capable of understanding (by itself or assisted by any consultants that it has considered necessary) and understands and accepts the contents of all the (internal and external) clauses and all the rights and obligations it undertakes through this Amendment; and
(d)    each clause of this Amendment has been negotiated by or on behalf of Plexus Romania with the Purchaser or their representatives (for the purpose of this Clause “negotiation” meaning both the exchange of proposals between parties or their representatives which has resulted in a final agreement in relation to certain clauses, and the unconditional acceptance by a party of the clauses proposed by the other party). In particular, Plexus Romania explicitly represents that it understands and accepts each and all unusual standard clauses (as defined by Article 1203 of the Romanian Civil Code, to the extent applicable) in this Amendment and MARPA.
SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
SELLERS:

PLEXUS CORP.

By:	/s/ Patrick J. Jermain
Name:	Patrick J. Jermain
Title:	Senior Vice President & Chief Financial Officer

PLEXUS INTL SALES & LOGISTICS, LLC

By:	/s/ Angelo M. Ninivaggi
Name:	Angelo M. Ninivaggi
Title:	Vice President & Secretary

PLEXUS SERVICES RO SRL

By:	/s/ Angelo M. Ninivaggi
Name:	Angelo M. Ninivaggi
Title:	Director

By:	/s/ Denis Kerr
Name:	Denis Kerr
Title:	Director

PLEXUS CORP. (UK) LIMITED

By:	/s/ Denis Kerr
Name:	Denis Kerr
Title:	Director

PLEXUS MANUFACTURING SDN. BHD

By:	/s/ Lim Yong Jim
Name:	Lim Yong Jim
Title:	Managing Director

[Signature Page Amendment No. 4]

PURCHASER:
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Richard Gregory Hurst
Name:	Richard Gregory Hurst
Title:	Managing Director

[Signature Page Amendment No. 4]

ANNEX A
MUFG Collection Account:

USD PAYMENT INSTRUCTIONS
Account Owner:
Account Number:
Bank Address:
Account Name:
Bank Swift Address:
ABA Number:
Reference Number:

EUR PAYMENT INSTRUCTIONS
Account Owner:
Beneficiary Bank:
SWIFT
IBAN
Beneficiary
Beneficiary Account
Correspondent Bank
Swift
Reference Number:

Applicable Plexus Romania Account as per Section 5.2(F):

Company	Romania	Romania	Romania
Currency	EURO	USD	GBP
Bank Address

Account Number
IBAN
SWIFT
SORT CODE
ABC Code

ANNEX B
SCHEDULE A TO AMENDED AND RESTATED MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
Approved Obligors

Approved Obligor	Approved Obligor Sublimit (USD)	Approved Obligor Buffer Period (days)	Applicable Margin